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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 26, 1998


                                   e-Net, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                      000-20865                          52-1929282
(State or other jurisdiction of    (Commission File number)    (I.R.S. Employer Identification No.)
 incorporation or organization)


                        12800 Middlebrook Road, Suite 200
                           Germantown, Maryland 20874
                                 (301) 601-8700
              (Address of principal executive offices ) (Zip Code)

Registrant's telephone number, including area code           (301) 601-8700


                                 Not applicable
         (Former name or former address, if changed since last report.)




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                              ITEM 5. OTHER EVENTS.

         Attached as Exhibit 99.1 is a press release issued by e-Net, Inc. dated October 26, 1998, which is hereby incorporated by reference herein.

    ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c) EXHIBITS

         99.1  Press release dated October 26, 1998





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 26, 1998

                                   e-Net, Inc.

                             By: /s/ DONALD J. SHOFF
                                -----------------------------------

                                 Donald J. Shoff
                                 Vice President of Finance and
                                 Chief Accounting Officer





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                                  EXHIBIT INDEX


Exhibit
Number                  Description
--------                -----------

99.1                    Press release dated October 26, 1998